Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.533.2124

Commonwealth Annuity and Life Insurance Company

a Goldman Sachs Company

ANNUAL REPORT – 12/31/2007

FOR CONTRACT HOLDERS OF: DELAWARE MEDALLION I, II & III DELAWARE GOLDEN MEDALLION
March 12, 2008

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:	Separate Account VA-K 1940 Act Registration Number: 811-6293 1933 Act Registration Numbers: 33-44830, 333-81281 CIK: 0000882375 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-K, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Delaware VIP Trust	814230	March 6, 2008
AIM Variable Insurance Funds	896435	March 3, 2008
The Alger American Fund	832566	February 22, 2008
AllianceBernstein Variable Products Series Fund, Inc.	825316	February 25, 2008
Franklin Templeton Variable Insurance Products Trust	837274	February 29, 2008
Pioneer Variable Contracts Trust	930709	February 28, 2008

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ JON-LUC DUPUY

Jon-Luc Dupuy
Vice President, Assistant General Counsel
and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772